                                                                   EXHIBIT 10.61



               THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
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     THIS THIRD AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (the "Amendment"), dated as of January 27, 1999, is made and entered into by and between WebMD, Inc., a Georgia corporation f/k/a Endeavor Technologies, Inc. (the "Company"), and the persons and entities indicated on Exhibit A hereto (the "Investors").
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     WHEREAS, the Company has entered into a Registration Rights Agreement dated as of January 13, 1999 (as amended through the date hereof, the "Registration Rights Agreement"), pursuant to which certain Purchasers (as defined therein) of the Company's Series B Preferred Stock received registration rights with respect to certain securities of the Company owned by the Purchasers;

     WHEREAS, certain of the Investors (the "Series C Investors") have purchased from the Company the number of shares of its Series C Preferred Stock specified opposite such Investor's name on Exhibit A (the "Series C Shares");
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     WHEREAS, each of the Series C Investors desires to become a party to the Registration Rights Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Pursuant to Section 11(h) thereof, the Registration Rights Agreement is hereby amended to include each Series C Investor as a Purchaser.

     2.  Exhibit A  to the Registration Rights Agreement  is hereby amended and
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restated in the form attached as Exhibit A hereto.
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     3. All other provisions of the Registration Rights Agreement shall remain in full force and effect.

                        [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties have executed and delivered this Third Amendment to Registration Rights Agreement as of the day and year first above written.



                                THE COMPANY:

                                WebMD, Inc.


                                By:    /s/ Jeffrey T. Arnold
                                     ----------------------------------
                                       Jeffrey T. Arnold
                                       Chief Executive Officer


                                INVESTOR:

                                Tenet Healthcare Corporation


                                By:    /s/ Trevor Fetter
                                     ----------------------------------

                                Title: Chief Corporate Officer,
                                       Office of the President
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                                       /s/ Eric J. Gleacher
                                ---------------------------------------
                                Eric J. Gleacher

                                       /s/ Charles G. Phillips
                                ---------------------------------------
                                Charles G. Phillips

                                       /s/ Robert A. Engel
                                ---------------------------------------
                                Robert A. Engel

                                       /s/ Jeffrey H. Tepper
                                ---------------------------------------
                                Jeffrey H. Tepper

                                       /s/ Emil W. Henry, Jr.
                                ---------------------------------------
                                Emil W. Henry, Jr.

                                       /s/ John Huwiler
                                ---------------------------------------
                                John Huwiler

                                    /s/ H. Conrad Meyer
                                ---------------------------------------
                                H. Conrad Meyer

                                    /s/ Roger W. Hoit
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                                Roger W. Hoit

                                    /s/ Ken Ambrecht
                                ---------------------------------------
                                Ken Ambrecht

                                    /s/ Daniel H. Fitzgerald
                                ---------------------------------------
                                Daniel H. Fitzgerald

                                    /s/ Max Holmes
                                ---------------------------------------
                                Max Holmes

                                    /s/ Matthew Johnson
                                ---------------------------------------
                                Matthew Johnson

                                   EXHIBIT A


                                           Number of Shares of
Investor                                Series B Preferred Stock
--------                                ------------------------
KEP VI, LLC                                    100,000
Holcombe T. Green, Jr.                          50,000
Hall Family Investments, L.P.                   50,000
Croft & Bender LLC (1)                          10,000


                                          Number of Shares of
Investor                                Series C Preferred Stock
--------                                ------------------------
Eric J. Gleacher                                75,000
Charles G. Phillips                             32,500
Robert A. Engel                                 10,000
Jeffrey H. Tepper                                6,250
Emil W. Henry, Jr.                              10,000
John Huwiler                                     5,000
H. Conrad Meyer                                 10,000
Roger W. Hoit                                    5,000
Ken Ambrecht                                     5,000
Daniel H. Fitzgerald                            10,000
Max Holmes                                       5,000
Matthew Johnson                                  5,000

Tenet Healthcare Corporation                   150,000

(1) Pursuant to First Amendment to Registration Rights Agreement dated January 22, 1999.